Allstate Life Insurance Company of New York

Supplement Dated August 31, 2010
to the following Prospectus, as supplemented:

The Custom Portfolio Variable Annuity Prospectus, dated April 30, 2005

We are issuing this supplement to announce that the Delaware VIP Trend Series is expected to merge into the Delaware VIP Smid Cap Growth Series in October 2010.

To reflect this merger, all references and information relating to the Delaware VIP Trend Series are hereby deleted as of the merger date.  To further reflect this merger, the section entitled “Investment Alternatives:  The Variable Sub-Accounts” is amended by adding the Delaware VIP Smid Cap Growth Series to the table of available Portfolios, and denoting that the Portfolio seeks capital appreciation.

If you have any questions, please contact your financial representative or our Annuities Service Center at (800) 457-8207.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers.  No other action is required of you.